Borrowings	12 Months Ended
Dec. 31, 2023
Text Block 1 [Abstract]
Borrowings
20.
Borrowings

On 23 December 2020, the Group entered into a S$16,000,000 2-year loan facility agreement with several lenders. S$600,000 of the loan facility was with lenders who are key management personnel of the Company, at equivalent terms to those of third-party lenders. The Company had utilised the facility on 8 January 2021. The Company received S$5,000,000 as advances for the loan facility during the financial year ended 31 December 2020 and the remaining $11,000,000 in January 2021.

The term loan facility would have matured in January 2023 and bore interest at 2% per annum payable at the last day of each interest period of six months and 6% per annum payable at the termination date which is 24 months from the date the loan was drawn down. Effective interest rate for this loan facility is at 8.16%. Under the terms of the term loan facility, the Group is required to comply with the following financial covenants which are tested on an annual basis:

•
the total net cash of the Group is no less than S$10,000,000; and
•
the consolidated total borrowings does not exceed S$25,000,000.

On 7 July 2022, the Group repaid all outstanding loans of the facility.

As at 31 December 2023 and 31 December 2022, the Group had no borrowings.